Exhibit 99.1

Haymaker Acquisition Corp. III Announces Stockholder Approval of Business Combination with Biote

NEW YORK, May 24, 2022 (GLOBE NEWSWIRE) — Haymaker Acquisition Corp. III (Nasdaq: HYAC) (“Haymaker” or the “Company”), a publicly traded special purpose acquisition company, today announced that its stockholders voted to approve the previously announced business combination (the “Business Combination”) with Biote, and the related proposals, at Haymaker’s special meeting held on May 24, 2022. A Form 8-K disclosing the full voting results has been filed with the Securities and Exchange Commission.

The closing of the Business Combination is anticipated to take place on or about May 26, 2022. Following closing of the Business Combination, the common stock and warrants of the combined company, called “biote Corp.,” are expected to commence trading on the Nasdaq Stock Exchange under the symbols “BTMD” and “BTMDW,” respectively, on May 27, 2022.

About Biote

Biote is a woman-led company operating a high growth, differentiated medical practice-building business within the hormone optimization space. Biote trains practitioners how to identify and treat early indicators of hormone-related aging conditions.

About Haymaker Acquisition Corp. III

Haymaker Acquisition Corp. III is a blank check company formed for the purpose of effecting a business combination, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Haymaker is led by Chief Executive Officer and Executive Chairman, Steven J. Heyer; President, Andrew R. Heyer; and Chief Financial Officer, Christopher Bradley.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws with respect to the proposed business combination between Haymaker and Biote, the benefits of the transaction, the anticipated timing of the transaction, the services and markets of Biote, our expectations regarding future growth, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate”, “believe”, “expect”, “may”, “could”, “will”, “potential”, “intend”, “estimate”, “should”, “plan”, “predict”, or the negative or other variations of such statements, reflect our management’s current beliefs and assumptions and are based on the information currently available to our management. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Haymaker’s securities; (ii) the risk that the transaction may not be completed by Haymaker’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Haymaker; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the satisfaction of the minimum cash amount following any redemptions by Haymaker’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on Biote’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of Biote; (viii) the outcome of any legal proceedings that may be instituted against Biote or Haymaker related to the business combination agreement or the proposed transaction; (ix) the ability to maintain the listing of Haymaker’s securities on a national securities exchange; (x) changes in the competitive industries in which Biote operates, variations in operating performance across competitors, changes in laws and regulations affecting Biote’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and Biote’s industry including, but not limited to, as a result of the COVID-19 pandemic; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xiv) the inability to complete the Truist debt financing; and (xv) risks and uncertainties related to Biote’s business, including, but not limited to, those related to regulation, its supply chain, its executive influence, its limited operating history, highly competitive markets and competition, data privacy and cybersecurity, its ability to grow, its financial condition and potential dilution, its forecasts, expansion, intellectual property, current or future litigation, capital requirements and the need for additional capital, physician training, relationships with physicians, its key employees and qualified personnel, third-party manufacturers, regulatory scrutiny of the pharmacy compounding industry, health care fraud and abuse, HIPAA, and its dietary supplement business. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the proxy statement and other documents filed by Haymaker from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and neither Biote nor Haymaker assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Neither Haymaker nor Biote gives any assurance that either Haymaker or Biote, or the combined company, will achieve its expectations.

Contacts

Media

Chelsea-Lyn Rudder

ChelseaLyn.Rudder@westwicke.com

Investors

Mike Cavanaugh

Mike.Cavanaugh@westwicke.com